UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  December 13, 2005


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)


         Nevada                     1-12006                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)


                733 Third Avenue, New York, New York 10017
            (Address of principal executive offices) (Zip Code)


                              (212) 599-8000
           (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry Into a Material Definitive Agreement
            ------------------------------------------

     On December 13, 2005, the Board of Directors approved the following increases in non-employee director compensation. The annual stipend, payable upon the directors' election to the Board by the stockholders after the annual meeting of stockholders each year, increased to $45,000 from $35,000. The annual stipend is prorated if a director joins the Board during the year. The additional annual stipend to the Chairs of the Board's Committees increased as follows; Audit Committee Chair to $10,000 from $5,000, Executive Compensation and Stock Option Committee Chair to $6,000 from $3,000 and Corporate Governance and Nominating Committee Chair to $4,000 from $2,000. The additional stipend for each Board and Committee meeting attended remained at $1,000. Directors are also reimbursed for reasonable expenses incurred to attend Board and Committee meetings.

     There is no formal policy of granting stock options or restricted stock to directors but the Board may make discretionary grants. Current directors were each granted 5,000 non-qualified stock options shortly after joining the Board as a non-employee director.

     On December 13, 2005, the Board also approved a director emeritus annual stipend of $35,000 payable upon recommendation by the Board after the Annual Meeting of Stockholders each year. The Board first appointed a director emeritus on December 13, 2005. A director emeritus does not receive a stipend for attending Board or Committee meetings.


Item 8.01   Other Events
            ------------

     On December 15, 2005, Financial Federal Corporation issued a press release (Exhibit 99.1) announcing its Board of Directors declared a quarterly dividend of $0.15 per share of common stock on a pre-split basis and declared a 3-for-2 stock split to be effected in the form of a stock dividend. The quarterly dividend is 50% higher than the previous quarter's dividend of $0.10 per share. The cash dividend and stock dividend are payable on January 31, 2006 to stockholders of record on January 5, 2006.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(d)  Exhibits:

Exhibit No.    Description of Exhibit
-----------    ------------------------------------------------
99.1           Press Release dated December 15, 2005 announcing
               quarterly dividend and stock split

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


                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FINANCIAL FEDERAL CORPORATION
                                  (Registrant)


                                  By:  /s/ Steven F. Groth
                                       -----------------------------
                                       Senior Vice President and
                                       Chief Financial Officer
                                       (Principal Financial Officer)


December 19, 2005
-----------------
(Date)


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